UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 30, 2017

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,

including zip code)

voice:  (713) 353-9400

fax:  (713) 353-9421

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains express or implied forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “future,” “believes,” “estimates,” “predicts,” “pro-forma,” “potential,” “attempt,” “develop,” “continue” or the negative of these terms or other comparable terminology.

These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. These factors include, without limitation, our ability to raise additional funding as required to execute our exploration and development program, our dependence on a single exploration asset, our lack proved reserves, our lack of operating revenue, dependence on joint development partners, the high operating risks of developing oil and gas resources, weather conditions and natural disasters, political conditions in the regions in which we operate or propose to operate, fluctuations in prices of oil and natural gas, the threat of terrorism, and general economic conditions.

You should read this Report and the documents that we reference in this Report and have filed with the Securities and Exchange Commission (the “SEC”) as exhibits hereto completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. The forward-looking statements in this Report represent our views as of the date of this Report.

We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Report.  Investors should the carefully review the risk factor disclosure and other information, including our financial statements and the notes thereto, set forth in the reports and other documents we file with the SEC available at www.sec.gov.

Item 1.01.                                        Entry into a Material Definitive Agreement

On March 30, 2017, SCS Corporation Ltd. (“SCS”), a wholly owned subsidiary of Hyperdynamics Corporation, entered into the Farmout Agreement (the “Farmout Agreement”) with South Atlantic Petroleum Limited (“SAPETRO”) pursuant to the terms of which and subject to certain conditions therein, SCS assigns and transfers to SAPETRO 50% of its 100% gross participating interest in that certain Hydrocarbons Production Sharing Contract (as defined below) and the Joint Operating Agreement (as defined below) pertaining to the oil and gas exploration concession offshore Guinea.

SCS is a party to that certain Hydrocarbons Production Sharing Contract (the “Hydrocarbons Production Sharing Contract”) between the Republic of Guinea and SCS Corporation, dated September 22, 2006; as amended by that certain Amendment No. 1 to the Hydrocarbons Production Sharing Contract (the “Amendment No. 1”) between the Republic of Guinea and SCS Corporation, dated March 25, 2010; and as further amended by that non-binding memorandum of understanding (the “MOU”) between the Republic of Guinea and SCS Corporation Ltd., dated August 19, 2016, and that certain Second Amendment to the Hydrocarbons Production Sharing Contract between the Republic of Guinea and SCS Corporation Ltd., dated September 14, 2016, and duly approved by a Decree No. 275/PRG/SGG of the President of the Republic, dated September 21, 2016, (“Second PSC Amendment”) (as amended, the “Contract”).

Pursuant to the terms of the Farmout Agreement, upon closing, SAPETRO will (i) reimburse SCS its proportional share of past costs associated with the preparations for the drilling of the Fatala-1 well, estimated at approximately $9 million, and (ii) pay its participating interest’s share of future costs in the concession.

The closing of the Farmout Agreement and the corresponding transfer of the participating interest are subject to several conditions, including, but not limited to: (i) the receipt of the requisite approvals and consents of the government of the Republic of Guinea, (ii) if required by the Government of Guinea, security in respect of each party’s participating share of the drilling costs, and (iii) subject to the satisfaction of SAPETRO, SCS having obtained by April 10, 2017 cash or committed financings to enable it to meet its obligations related to the Fatala-1 well. At closing, SAPETRO and SCS will deliver mutual parent guarantees to secure the obligations under the Farmout Agreement and the joint operating agreement, attached as Exhibit B to the Farmout Agreement (the “Joint Operating Agreement”), governing the conduct of operations. Each party to the Farmout Agreement may waive certain conditions in whole or in part at any time.

The parties have agreed to close on or before May 31, 2017 unless the Farmout Agreement is previously terminated due to parties’ failure to satisfy the closing conditions, by mutual agreement of the parties, or if either party receives final, unappealable written notice from the Government of Guinea stating that it will not approve the transfer of the farm-in interest. The Farmout Agreement includes customary representations and warranties of the parties, including due organization and authority.

The descriptions of the aforementioned agreements do not purport to be complete and are qualified in their entirety by the full text of the Farmout Agreement (which is attached as Exhibit 10.1 to this Current Report) as well as the Hydrocarbons Production Sharing Contract (which was filed with the SEC as Exhibit 10.1 to the Current Report on September 28, 2006), the Amendment No. 1 (which was filed with the SEC as Exhibit 10.1 to the Current Report on March 31, 2010), the MOU (which was described in the Current Report filed with the SEC on August 24, 2016), and the Second PSC Amendment (which was filed with the SEC as Exhibit 10.3 to the Current Report on September 22, 2016), all of which are incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

The Press Release regarding the above matters is filed as Exhibit 99.1 to this Current Report.

Information in this Current Report on Form 8-K furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 10.1	Purchase and Sale Agreement, dated March 30, 2017, by and between SCS Corporation Ltd. and South Atlantic Petroleum Ltd.

Exhibit 99.1	Press Release, dated March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	April 6, 2017	By:	/s/ David Gullickson
		Name:	David Gullickson
		Title:	Vice President of Finance, Treasurer, and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Purchase and Sale Agreement, dated March 30, 2017, by and between SCS Corporation Ltd. and South Atlantic Petroleum Ltd.
Exhibit 99.1	Press Release, dated March 31, 2017.